UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

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☐	Soliciting Material Pursuant to § 240.14a-12

PATAPSCO BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[PATAPSCO BANCORP, INC. LETTERHEAD]

October 5, 2012

Dear Fellow Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Patapsco Bancorp, Inc. (the “Company”) to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222 on Thursday, November 8, 2012 at 5:00 p.m., local time.

The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. During the Annual Meeting, we will also report on the operations of the Company’s wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company as well as a representative of TGM Group LLC, our independent registered public accounting firm, will be present to respond to any questions our stockholders may have.

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person and, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Michael J. Dee

Michael J. Dee
President and Chief Executive Officer

PATAPSCO BANCORP, INC.

1301 Merritt Boulevard

Dundalk, Maryland 21222-2194

(410) 285-1010

Notice of Annual Meeting of Stockholders

TIME AND DATE	5:00 p.m. on Thursday, November 8, 2012

PLACE	The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland

ITEMS OF BUSINESS	(1) The election of two directors to serve for terms of three years;

(2) A non-binding resolution to approve the compensation of the named executive officers;

(3) The ratification of the appointment of TGM Group LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and

(4) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 25, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at www.CFPPROXY.com/3930/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nichole N. Glaeser

Nicole N. Glaeser
Secretary

Dundalk, Maryland

October 5, 2012

PATAPSCO BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. for the 2012 Annual Meeting of Stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Patapsco Bancorp, Inc. as “Patapsco Bancorp,” the “Company,” “we,” “our” or “us.”

Patapsco Bancorp is the holding company for The Patapsco Bank. In this proxy statement, we may also refer to The Patapsco Bank as the “Bank.”

We are holding the 2012 annual meeting at the office of The Patapsco Bank located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, November 8, 2012 at 5:00 p.m., local time.

We intend to mail this proxy statement and the accompanying notice and proxy card to stockholders of record on or about October 5, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 8, 2012

The Proxy Statement and Annual Report to Stockholders are available at http://www.CFPPROXY.com/3930/.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

Stockholders of record of the Company’s common stock, $0.01 par value per share, as of the close of business on September 25, 2012, are entitled to one vote for each share of common stock then held. As of the close of business on September 25, 2012, a total of 1,978,843 shares of Company common stock were issued and outstanding.

Ownership of Shares; Attending the Meeting

You may own shares of Company common stock in one of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Patapsco Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution to approve the compensation of named executive officers, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the ratification of the appointment of TGM Group LLC as the Company’s independent registered public accounting firm for the year ending June 30, 2013, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of TGM Group LLC, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this proxy statement) and the non-binding resolution (Item 2 of this proxy statement). Please note that your bank or broker does not have the ability to vote your uninstructed shares in the election of directors and on the non-binding resolution on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the non-binding resolution, no votes will be cast on your behalf.  These are referred to broker non-votes.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3 of this proxy statement). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

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Voting by Proxy

The Board of Directors of Patapsco Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Patapsco Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Patapsco Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the annual meeting. The Board of Directors recommends that you vote:

•	FOR the election of both of the nominees for director;

•	FOR the approval of the non-binding resolution to approve the compensation of the named executive officers; and

•	FOR the ratification of the appointment of TGM Group LLC as the Company’s independent registered public accounting firm for the year ending June 30, 2013.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as directed by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Patapsco Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the annual meeting and all adjournments thereof. Proxies may be revoked by written notice to Nicole N. Glaeser, Secretary of the Company, at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the annual meeting or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of six members, all of whom are independent within the meaning of The NASDAQ Stock Market listing standards, except for Michael J. Dee who is not independent because he is an employee of the Company and the Bank. In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Director O’Neill.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight.  Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing stockholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.  Consistent with this determination, Thomas P. O’Neill serves as Chairman of the Board of Directors.  Mr. O’Neill is independent under the listing requirements of the NASDAQ Stock Market.

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Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board and Committee Meetings

The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the year ended June 30, 2012, the Board of Directors of the Company met 13 times. No directors attended fewer than 75% of the total number of meetings of the Company’s Board of Directors and committee meetings for committees on which the director served during this period.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of June 30, 2012.

Director	Audit Committee	Compensation Committee	Nominating Committee

Thomas P. O’Neill	X	X	X
Michael J. Dee			X
Nicole N. Glaeser	X*		X
J. Thomas Hoffman		X*	X
William R. Waters		X	X
Gary R. Bozel	X		X

Number of Meetings in Fiscal 2012	6	4	1

* Denotes Chairperson

Audit Committee

The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. All members of the Audit Committee are deemed to be independent under the NASDAQ Stock Market listing standards. The Board of Directors has designated Directors O’Neill, Bozel and Glaeser as “audit committee financial experts” under the rules of the Securities and Exchange Commission. The Audit Committee has adopted a written charter, which is filed as Appendix A to this proxy statement.

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Compensation Committee

The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee performance. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. All members of the Compensation Committee are deemed to be independent under the NASDAQ Stock Market listing standards. The Compensation Committee does not operate under a written charter.

Nominating Committee

Patapsco Bancorp’s full Board of Directors acts as a Nominating Committee. With the exception of Mr. Dee, all members of the Nominating Committee are deemed to be independent under the NASDAQ Stock Market listing standards. The Board of Directors feels that having a separately designated nominating committee is not necessary given that all but one of the members of the Board are independent directors. The Nominating Committee does not operate under a written charter.

The Board of Directors, acting as Nominating Committee, takes a leadership role in shaping governance policies and practices. In addition, the Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board of Directors the director nominees for election at the next annual meeting of stockholders and recommending nominees to fill any vacancies on the Board of Directors. It recommends director candidates for each committee for appointment by the Board.

Consideration of Recommendations by Stockholders. It is the policy of the Board of Directors, acting as a Nominating Committee, to consider director candidates recommended by stockholders who appear qualified to serve on the Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board of Directors resources, the Board of Directors will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to Thomas P. O’Neill, Chairman of the Board of Directors, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

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In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet any qualification requirements set forth in the Company’s governing documents. A candidate must also meet any qualification requirements set forth in any Board committee’s governing documents.

The Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s Board and committee attendance and performance; length of Board of Directors service; experience, skills and contributions that the existing Director brings to the Board of Directors; and independence.

Process for Identifying and Evaluating Nominees. The process that the Board of Directors follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the Company’s local communities. The Board of Directors will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Board of Directors has not used an independent search firm in identifying nominees.

Evaluation. In evaluating potential candidates, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Board of Directors will conduct a check of the individual’s background and interview the candidate.

Director Compensation

The following table sets forth the compensation received by non-employee directors for their service on the Boards of Directors of Patapsco Bancorp and The Patapsco Bank during fiscal 2012.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Thomas P. O’Neill	37,080	—	—	37,080
Nicole N. Glaeser	26,550	—	—	26,550
William R. Waters	16,400	—	7,700	24,100
Gary R. Bozel	15,150	—	7,700	22,850
J. Thomas Hoffman	16,150	—	7,700	23,850

(1)	As of June 30, 2012, none of the Company’s directors had options to purchase shares of common stock.
(2)	Such amount consists of 3,092 shares of common stock awarded to each of Directors Waters, Bozel and Hoffman in lieu of cash fees. The number of shares awarded was equal to the fees foregone divided by the closing price for the common stock on the date the fees were earned.

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Each non-employee member of the Company’s Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company’s Board of Directors and $250 for each meeting attended of a committee of either the Company’s or the Bank’s Board of Directors. The Chairman of the Board of Directors receives an additional $550 per month. The Chairperson of the Audit Committee receives an additional $300 per meeting of the Audit Committee. No fees are paid for attendance at meetings of the Bank’s Board of Directors. In addition, directors of the Company and the Bank are paid an annual retainer based on years of service as directors. The annual retainer is $7,000 for 0-5 years of service as a director, $7,700 for 6-10 years of service, $8,400 for 11-15 years of service and $9,100 for 16 or more years of service. The Chairman of the Board of Directors receives a retainer that is 20% higher than the retainer he would otherwise receive based on years of service.

Non-employee directors also participate in Patapsco Bancorp’s 1996 Stock Option and Incentive Plan (“Option Plan”) and Patapsco Bancorp’s 2004 Stock Option and Incentive Plan (the “2004 Plan”). Pursuant to the 2004 Plan, directors are permitted to elect to receive shares of Company common stock in lieu of some or all of their cash Board of Directors fees, with the value of the shares received equal to the fees that otherwise would have been received. Directors may elect to receive their shares quarterly. During the year ended June 30, 2012, Directors Bozel, Hoffman and Waters were each credited with 3,092 shares of common stock in lieu of cash Board of Directors fees.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

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In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012 for filing with the Securities and Exchange Commission. The Audit Committee also has approved the selection of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF PATAPSCO BANCORP, INC.

Nicole N. Glaeser, Chairperson

Gary R. Bozel

Thomas P. O’Neill

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STOCK OWNERSHIP

The following table provides information as of September 25, 2012 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock, the shares of Patapsco Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table and all directors and officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Shares of Common Stock Outstanding (1)
Directors:
Gary R. Bozel	120,393	(2)	6.08%
Michael J. Dee	47,067	(3)	2.38
Nicole N. Glaeser	19,386	(4)	*
J. Thomas Hoffman	95,008	(5)	4.80
Thomas P. O’Neill	62,435		3.16
William R. Waters	46,884	(6)	2.37

Named Executive Officers Who Are Not Directors:
Phillip P. Phillips	6,000	(7)	*
John M. Wright	—		*

All executive officers and directors as a group (8 persons)	397,173		20.07%

*	Less than 1.0%.
(1)	Based on 1,978,843 shares of Company common stock outstanding and entitled to vote as of September 25, 2012.
(2)	Includes 34,609 shares owned by partnerships in which Mr. Bozel is involved and 575 shares held by Mr. Bozel’s spouse’s IRA.
(3)	Includes 4,000 shares of unvested restricted stock over which Mr. Dee has voting power but no dispositive power.
(4)	Includes 489 shares held by Ms. Glaeser as custodian for her child.
(5)	Includes 2,163 shares owned by Mr. Hoffman’s spouse.
(6)	Includes 2,994 shares owned by Mr. Waters’ spouse.
(7)	Includes 3,000 shares of unvested restricted stock over which Mr. Phillips has voting power but no dispositive power.

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ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six members. The Company’s Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for three-year terms or until their respective successors have been elected and qualified. The nominees for three-year terms are Nicole N. Glaeser and J. Thomas Hoffman.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2012. The indicated period of service as a director includes the period of service as a director of the Bank.

Board Nominees for Terms Ending in 2015

Nicole N. Glaeser is Budget Director for the Baltimore County Policy Department, a position she has held since 1988. On a part-time basis, Ms. Glaeser is a practicing attorney and is also a Certified Public Accountant. Age 54. Director since 1993.

As an attorney and CPA, Ms. Glaeser provides the Board with important knowledge and insight necessary to guide the Company and its management through the various issues facing financial institutions.

J. Thomas Hoffman is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with Signator Investors, Inc. He served as Secretary of the Board of Directors of Northfield Federal Savings Bank from 1983 to 1998. He also served as Secretary for Northfield Bancorp, Inc. from 1998 to 2000. He is a member of the Towson Business Association, Building Congress and Exchange and the American Subcontractors Association where he sits on the board. He is a member of various trade organizations associated with his profession. Age 64. Director since 2000.

Mr. Hoffman’s extensive experience in the local banking industry and continued involvement in business and civic organizations in the communities in which the Company and Bank serves affords the Board valuable insight regarding the business and operation of the Company and the Bank.

Directors Continuing in Office

Directors with Terms Ending in 2013

Michael J. Dee was appointed President and Chief Executive Officer of the Company and the Bank in October 2006. He Joined the Company in May 1999 as its Chief Financial Officer and Controller. From September 2597 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, DC. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant. Age 52. Director since 2008.

Mr. Dee’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Company and the Bank. Mr. Dee’s knowledge of all aspects of the Company’s and Bank’s business, position him well to continue to serve as our President and CEO.

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Gary R. Bozel is the managing principal of Gary R. Bozel & Associates P.A., a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club. Age 54. Director since 2000.

Mr. Bozel’s accounting background provides the Board of Directors with critical experience regarding financial matters and the needs of the local small business community. In addition, his previous experience in the local banking industry affords the Board valuable insight regarding the business and operations of the Company and the Bank.

Directors with Terms Ending in 2014

Thomas P. O’Neill was named Chairman of the Board of Directors of the Company and the Bank in August 1999 and has been a director since 1995. He has been a partner in the accounting firm of Hertzbach and Company since 2011. Previously, he was a managing director of RSM McGladrey, Inc. and the managing partner of the regional accounting firm of Wolpoff & Company LLP, which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O’Neill is a member of the American Institute of Public Accountants and the Maryland Association of Certified Public Accountants. He has served on the boards of many charitable and civic groups. Age 59. Director since 1995.

Mr. O’Neill’s background provides the Board of Directors with critical experience in accounting, tax and real estate matters, which are essential to the business of the Company and the Bank. In addition, Mr. O’Neill’s involvement in local charitable and civic groups has allowed him to develop strong ties to the community, providing the Board with valuable insight regarding the local business and consumer environment.

William R. Waters is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shoppe, and, until January 2004, was the owner of Bel Air Pontiac in Bel Air, Maryland. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. He was formerly a member of the Board of Directors of The Patapsco Bank’s predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994. Age 69. Director since 1999.

Mr. Waters’ experience offers the Board of Directors substantial small company management experience, specifically within the region in which the Company conducts its business. In addition, Mr. Waters’ tenure as director of the Bank and the Bank’s predecessor, offer the Board valuable insight regarding the Bank’s business.

ITEM 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

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Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

ITEM 3 — RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 18, 2012, the Company determined to dismiss ParenteBeard LLC, which had previously served as independent auditors for the Company, effective September 25, 2012. The decision to dismiss ParenteBeard LLC was approved by both the Audit Committee of the Board of Directors and the Board of Directors.

The audit reports of ParenteBeard LLC on the consolidated financial statements of the Company for the fiscal years ended June 30, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2012 and 2011 and through the subsequent interim period preceding the date of ParenteBeard LLC’s dismissal, there were: (1) no disagreements between the Company and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard LLC would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On September 18, 2012, the Audit Committee of the Board of Directors engaged TGM Group LLC as the Company’s independent registered public accounting firm. During the fiscal years ended June 30, 2012 and 2011 and the subsequent interim period preceding the engagement of TGM Group LLC, the Company did not consult with TGM Group LLC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and TGM Group LLC did not provide any written report or oral advice that TGM Group LLC concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial report issues; or (3) any matter that was either the subject of a disagreement with PareneteBeard LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Effective September 25, 2012, the Audit Committee of the Board of Directors has appointed TGM Group LLC to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by stockholders. A representative of TGM Group LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so. We do not expect a representative of ParenteBeard LLC to be present at the annual meeting.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of TGM Group LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

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Audit Fees. The following table sets forth the fees billed to the Company by ParenteBeard LLC for the fiscal years ended June 30, 2012 and 2011.

	2012	2011
Audit fees (1)	$69,390	$74,821
Audit related fees (2)	—	960
Tax fees (3)	13,733	14,439
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements and review of the interim financial information contained in the Quarterly Reports on Form 10-Q and other regulatory reporting.
(2)	Includes assistance with implementation of Accounting Standards Update (ASU) 2010-20.
(3)	Includes fees for tax compliance services including preparation of federal and state income tax returns.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent registered public accounting firm in fiscal years 2012 and 2011 were pre-approved by the Audit Committee.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid by the Company to the Chief Executive Officer and the two most highly compensated executive officers other than the Chief Executive Officer who received compensation totaling $100,000 or more during the year ended June 30, 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)(3)	Total ($)
Michael J. Dee	2012	194,100	—	1,103	11,823	207,026
President and Chief	2011	181,600	—	—	11,538	193,138
Executive Officer

Phillip P. Phillips	2012	164,715	—	827	4,942	170,484
Senior Vice President -	2011	146,154	—	—	4,385	150,538
Loan Administration

William C. Wiedel, Jr. (4)	2012	108,850	—	—	3,182	112,032
Senior Vice President -	2011	142,600	—	3,550	4,278	150,428
Chief Financial Officer

(1)	Reflects the compensation expense recognized in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based on the Company’s stock price as of the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. For fiscal 2012, accumulated cash dividends equaled $0 and $0 for Messrs. Dee, Phillips and Wiedel respectively.
(2)	Does not include the aggregate amount of perquisites and other benefits, which was less than $10,000.
(3)	For fiscal year 2012, consists of $5,823, $4,942 and $3,182 of matching contributions under the Bank’s 401(k) plan for the benefit of Messrs. Dee, Phillips and Wiedel, respectively, and $6,000 in a car allowance for Mr. Dee.
(4)	Mr. Wiedel terminated employment with the Bank in March 2012.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning stock awards that have not vested for each named executive officer as of June 30, 2012. There were no outstanding unexercised options held by named executive officers at June 30, 2012.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Michael J. Dee	4,000	$2,480
Phillip P. Phillips	3,000	1,860

(1)	Based upon the Company’s closing stock price of $0.62 on June 30, 2012.

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Employment Agreement

On May 13, 2008, the Bank entered into a three-year term employment agreement with Michael J. Dee, its President and Chief Executive Officer. The term of the agreement will automatically extend for an additional day each day so that the term always remains 36 months so long as Mr. Dee is elected as President and Chief Executive Officer of the Bank as of the date of the meeting of the stockholders of the Company. The agreement provides for an annual base salary, which for 2012 was $194,000. The employment agreement also provides for participation in employee benefit plans and programs maintained by the Bank for the benefit of its employees, including discretionary bonuses, participation in medical, dental, disability and life insurance programs, retirement plans and certain fringe benefits described in the agreement, as well as a car allowance for Mr. Dee.

Pursuant to the employment agreement, upon termination of Mr. Dee’s employment for just cause (as defined in the agreement), he will receive no further compensation or benefits. If the Bank terminates Mr. Dee’s employment for a reason other than just cause, or if, upon proper notice, Mr. Dee resigns after the occurrence of specified circumstances that constitute constructive termination, Mr. Dee will receive a severance benefit equal to the sum of (i) the base salary that would have been paid to Mr. Dee for the remaining term of the agreement plus (ii) an additional 12 months’ base salary plus (iii) the value of the cost of obtaining all life, health, disability and other benefits that would have been available to Mr. Dee for the remaining term of the agreement. The Bank will make this payment to Mr. Dee in a lump sum within ten days of his termination of employment. Under the agreement, grounds for constructive discharge include a relocation by more than 15 miles, a material reduction in his base compensation, a failure on the part of the Bank to provide Mr. Dee with substantially similar compensation and benefits, an assignment of materially different duties and responsibilities, a failure to re-elect Mr. Dee to the Board of Directors of the Bank (if he is serving on the Board of Directors at that time), and a material diminution in his responsibilities or authority.

Under the agreement, if Mr. Dee’s employment with the Bank is terminated without his consent and not for just cause in connection with or within 12 months after a change in control (as defined in the agreement), the Bank will pay Mr. Dee a severance payment equal to the difference between (i) the product of 2.99 times his base amount (as defined under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)) and (ii) the value of all parachute payments (as determined under Section 280G of the Code) received by him. The Bank will make the same severance payment to Mr. Dee if, upon giving proper notice, he voluntarily terminates his employment with the Bank within 12 months of a change in control for reasons specified in the agreement that constitute a constructive discharge. Section 280G of the Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. Mr. Dee’s employment agreement limits payments made to him in connection with a change in control to an amount that will not exceed the limits imposed by Section 280G of the Code.

Severance Agreements

The Bank has entered into a Severance Agreement (the “Severance Agreements”) with Mr. Phillips that has a term ending on the earlier of (a) 12 months after his most recent effective or renewal date, and (b) the date on which he terminates employment with the Bank. On each annual anniversary date from the date of commencement of the Severance Agreement, the term of the Severance Agreement may be extended for additional one-year periods beyond the then effective expiration date, provided that Mr. Phillips is elected an officer of the Bank at a meeting of the Bank’s Board of Directors held on the date of the Company’s annual meeting of stockholders called for the purpose of electing the officer position which Mr. Phillips holds. Mr. Phillips becomes entitled to collect severance benefits under the Severance Agreement in the event of (a) voluntary termination of employment within 12 months following a change of control and following the occurrence of certain events that generally reduce his compensation or responsibilities, or (b) involuntary termination of employment for any reason other than for cause in connection with or within 12 months of any change in control of the Company and the Bank.

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In the event Mr. Phillips becomes entitled to receive severance benefits, he will be paid an amount equal to two times his base salary and bonus paid in the prior calendar year, but in no event greater than the difference between (i) the product of 2.99 times Mr. Phillips’ “base amount” as defined in Section 280G(b)(3) of the Code, and (ii) the sum of any other parachute payments (as defined in Section 280G(b)(2) of the Code) that he receives on account of the change in control. The Severance Agreement provides that any sum owed to Mr. Phillips shall be paid in one lump sum within ten days of such termination.

In connection with the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, each of Messrs. Dee and Phillips (1) agreed to comply with the TARP Capital Purchase Program rules on senior executive officer compensations and benefits; and (2) acknowledged that in the event of a change in control, any severance payments paid to the executive (including “golden parachute” agreements) may be reduced as necessary to comply with the TARP Capital Purchase Program limits.

Further, the American Recovery and Reinvestment Act of 2009 required the Department of the Treasury to establish additional standards for executive compensation for participants in the TARP Capital Purchase Program, such as the Company. These standards must include a prohibition on making any severance payment to Messrs. Dee, Phillips and Wright, and a prohibition on paying or accruing any bonus, retention award or incentive compensation to Mr. Dee, other than certain restricted stock awards. These compensation standards may require the named executive officers to forego all of the payments described above or to receive a lesser amount than what is permitted under the existing contracts or plans.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Patapsco Bancorp common stock during the fiscal year ended June 30, 2012, except that Directors Bozel, Waters, Hoffman and O'Neill each filed one late Form 4 reporting one transaction. Such Form 4’s were filed upon the distribution of stock awards rather than upon the earning of the stock awards.

Transactions with Related Persons

The Bank offers loans to its directors and officers. Under current law, the Bank’s loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. All loans made by the Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2012, the Bank’s loans to directors and executive officers totaled $294,000 or 1.6%, of stockholders’ equity.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

Under the Company’s Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at this year’s annual meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than October 15, 2012. In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than June 17, 2013. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

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BOARD POLICIES REGARDING STOCKHOLDER COMMUNICATIONS

AND ATTENDANCE AT ANNUAL MEETINGS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Nicole N. Glaeser, Secretary, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194. All communications that relate to matters that are within the scope of the responsibilities of the Board of Directors and its committees are to be presented to the Board of Directors no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the committees of the Board of Directors are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board of Directors’ responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them. Directors are expected to prepare themselves for and to attend all Board of Directors meetings, the annual meeting of stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of Patapsco Bancorp’s directors attended the 2011 annual meeting of stockholders.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2012 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on September 25, 2012. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2012 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF SEPTEMBER 25, 2012 UPON WRITTEN REQUEST TO THE SECRETARY OF PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nichole N. Glaeser

Nicole N. Glaeser
Secretary

Dundalk, Maryland

October 5, 2012

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF PATAPSCO BANCORP, INC.

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) to assist the Board in monitoring (1) the integrity of the financial statements of Patapsco Bancorp, Inc. (the “Company”), (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements and related disclosures and the Company’s independent auditors are responsible for auditing those financial statements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles (“GAAP”). It shall be the duty of the Audit Committee to assist the Board in the oversight of the Company’s legal and regulatory requirements.

Membership

The Audit Committee (the “Committee”) of the Boards of Directors of Patapsco Bancorp, Inc. and its wholly-owned subsidiary, The Patapsco Bank (the “Bank”) shall consist of not less than three members of the Board. Members of the Committee shall be non-bank or non-bancorp employees and shall be “independent” as defined in applicable law, regulations of the Securities and Exchange Commission (“SEC”), the Federal Deposit Insurance Act and related regulations (the “FDIA”), and the listing standards of the NASDAQ Stock Market, Inc. (the “Listing Standards”). Members of the Committee shall also meet all other applicable requirements of the SEC, FDIA, and Listing Standards for financial, accounting or related expertise. The Committee will include one or more members having the qualifications of an audit committee financial expert, when and as required by applicable SEC regulations or the Listing Standards except as determined by the Board.

Audit Committee members shall be appointed and may be replaced by the Board. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board.

Members of the Committee shall be appointed by the Board for one-year terms.

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Meetings

The Committee shall meet no less than four times each year and may meet more frequently as requested by the Chair or any member of the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee shall normally meet in person, but may meet by conference call. Minutes of the Committee will be kept.

The Audit Committee may form and delegate authority to Committee members when appropriate, including specifically the pre-approval of non-audit services and the review of earnings releases, and earnings guidance. Minutes of each meeting will be maintained by the Committee.

Duties and Responsibilities

Responsibilities Relating to Retention of Public Accounting Firms -- The Committee shall have the sole authority and be directly responsible for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

At least annually, the Committee shall review with management and the independent auditors the scope of services required by the audit, major risk factors, significant accounting policies, audit conclusions regarding significant accounting estimates, and the compliance of the audit with the audit procedures required by Section 10A of the Securities Exchange Act of 1934 relating to detection of illegal acts, identification of related party transactions, and evaluation of the Company as a going concern.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operation, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10- K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the disclosures made in management’s discussion and analysis of financial condition and results of operations prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s selection or application of accounting principles; (ii) any major issues as to the adequacy of the Company’s internal controls; (iii) the development, selection and disclosure of critical accounting estimates; (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements; (v) analyses and disclosure of financial trends; and (vi) presentation of the financial statements and notes thereto.

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•	Review and discuss reports from the independent auditors on (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted differences.

•	Discuss with management, the internal auditors and the legal/compliance department the effect of regulatory initiatives on the Company’s financial statements.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including:

a.	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices.

b.	The management letter provided by the independent auditor and the Company’s response to that letter.

c.	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during the certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Review and sign the call report prior to its filing.

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The Committee shall discuss with management and the independent auditor any illegal acts reported by them, and shall take, or shall recommend that the Board take, appropriate remedial action.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor employed by the Company for the purpose of rendering an audit report or performing other audit, review, or attest services for the Company and to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee will also receive and consider a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, as required by Independent Standards Board Standard No. 1, and shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditor. After review of the statement described in paragraph 5, above, and based on a review of the independent auditors’ work through the year, the Committee shall evaluate the independent auditors’ qualification, performance and independence. This evaluation shall include the evaluation of the lead partner and shall take into account the opinions of management and the Company’s internal auditor. The committee shall present its conclusions to the full Board.

The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

The Committee shall review with the independent auditor any audit problems or difficulties and management’s response. Among the items the Committee may wish to review include, without limitation, any restrictions on audit scope or access to information, any significant disagreements or accounting adjustments proposed by the independent auditor but “passed” by management

Independent Auditors -- Audit and Non-Audit Services

1.	All auditing services (which may entail providing comfort or “agreed upon procedures” letters in connection with securities underwritings) and permitted non-audit services, other than as provided by paragraph 2, below, provided to the Company by its independent auditors shall be preapproved by the Committee. Approval of the Committee may be obtained by majority vote of the Committee members at any meeting of the Committee or by written consent of a majority of Committee members without a meeting of the Committee. Approval authority may also be delegated by the Committee to a committee member, as provided in paragraph 3, below.

2.	Pre-approval under the preceding paragraph is not required with respect to the provision of non-audit services if:

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a.	the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; and

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

3.	The Committee may delegate to one or more designated members of the Committee the authority to grant preapprovals for audit and non-audit services. The decisions of any member to whom authority is delegated under this paragraph shall be presented to the full Committee at the next subsequent meeting of the Committee.

4.	The Company’s independent auditor shall not provide any prohibited non-audit service to the Company. Prohibited non-audit services are defined as follows:

a.	Bookkeeping or other services related to the accounting records or financial statements of the Company;

b.	Financial information systems design and implementation;

c.	Appraisal or valuation services, fairness opinions, or contribution in-kind reports;

d.	Actuarial services;

e.	Internal audit outsourcing services;

f.	Management functions or human resources;

g.	Broker or dealer, investment adviser, or investment banking services;

h.	Legal services and expert services unrelated to the audit; and

i.	Any other service that is determined by the Public Company Accounting Oversight Board to be impermissible.

5.	The Company’s independent auditors may be engaged by the Committee to perform any non-audit service, including tax services, that is not described in paragraph 4, above, if that non-audit service is approved in advance by the Committee in accordance with paragraph 1, above.

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6.	Approval of any non-audit service to be performed by the independent auditor shall be disclosed in the Company’s periodic reports, as required under applicable SEC regulation.

7.	The Committee may, in its discretion, seek exemption authority from the Public Company Accounting Oversight Board (“PCAOB”) to permit the independent auditors to perform other non-audit services, subject to applicable law and SEC and PCAOB regulation.

Financial Reporting Process; Risk Assessment

1.	The Company’s independent auditors shall timely report to the Committee:

a.	All critical accounting policies and practices to be used;

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

c.	Other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

2.	The Committee shall review and discuss the Company’s annual audited financial statements and unaudited quarterly financial statements with management and the independent auditor, and the related Management’s Discussions and Analysis of Financial Conditions and Results of Operations, prior to their filing in Form 10-K or Form 10-Q.

3.	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

4.	The Committee shall review with management and legal counsel legal and regulatory matters that may have a material impact on the financial statements.

5.	The Committee shall discuss policies with respect to risk assessment and risk management.

Conflicts of Interest

The Committee shall establish procedures for the review of all related party transactions and potential conflicts of interest.

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Complaint Procedures

The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company, of concerns regarding questionable accounting or auditing matters, when and as required by law or the Listing Standards.

Internal Audit

1.	The Committee shall have direct responsibility for approving the appointment of any accounting firm engaged to perform internal audit functions, and reviewing the fees to be paid to such firm.

2.	The Committee shall review and approve the scope of internal audits and significant reports by the internal audit function, and review the effectiveness of the internal audit function in monitoring the system of internal controls.

Counsel and Advisers

The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

Reports and Evaluations

The Chair of the Committee shall report to the Board at the Board meeting next following a Committee meeting, and shall present such recommendations for action by the Board, as the Committee shall deem appropriate.

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REVOCABLE PROXY

PATAPSCO BANCORP, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE		Vote For All Nominees	Vote Withheld	For all Except (see instructions below)
ANNUAL MEETING OF STOCKHOLDERS November 8, 2012	1. The election as directors of all nominees listed below (except as marked to the contrary below).
The undersigned hereby appoints Thomas P. O’Neill, William R. Waters and Gary R. Bozel with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, November 8, 2012 at 5:00 p.m., local time, and at any and all adjournments thereof, as follows.

For a three-year term expiring in 2015:

Nicole N. Glaeser

J. Thomas Hoffman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain
2. The approval of the compensation of the named executive officers.

	For	Against	Abstain
3. The ratification of the appointment of TGM Group LLC as the independent registered public accounting firm of Patapsco Bancorp, Inc. for the year ending June 30, 2013.

The Board of Directors recommends a vote “FOR” each of the listed proposals.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND THE OTHER PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Detach above card, sign, date and mail in postage-prepaid envelope provided.

PATAPSCO BANCORP, INC.

Dundalk, Maryland

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a Proxy Statement dated October 5, 2012 and an Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report to Stockholders are available at

http://www.CFPPROXY.com/3930/